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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Tire Distributors, Inc. (the "Company") on Form 10-Q for the period ending September 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott A. Deininger, Senior Vice President of Finance and Administration of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Report:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ SCOTT A. DEININGER
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Scott A. Deininger
Senior Vice President of Finance and Administration
American Tire Distributors, Inc.
November 12, 2003